Letter of Transmittal
To Tender Shares of Common Stock
Pursuant to the Offer to Purchase for Cash
Dated December 17, 2010
by
TIER TECHNOLOGIES, INC.
of
Up to $10,000,000 in Value of Shares of its Common Stock
at a Purchase Price Not Greater Than $6.20 nor Less Than $5.80 Per Share

THE TENDER OFFER, PRORATION PERIOD, AND WITHDRAWAL RIGHTS WILL
EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 20, 2011,
UNLESS THE TENDER OFFER IS EXTENDED

The Depositary for the Tender Offer is:

Mellon Investor Services LLC

By Mail:	By Hand or Overnight Courier:
Mellon Investor Services LLC P.O. Box 3301 South Hackensack New Jersey 07606 Attn: Reorganization Dept	Mellon Investor Services LLC Newport Office Center VII 480 Washington Boulevard Mail Drop—Reorg Attn: Reorganization Dept., 27th Floor Jersey City, NJ 07310

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

The Offer to Purchase and this Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
(See Instructions 3 and 4)
Shares of Common Stock
Tendered (Attach Additional
Signed List, if Necessary)
Name(s) and Address(es) of Registered Holder(s)		Total Number of	Number
(Please fill in, if blank, exactly	Certificate	Shares Represented	of Shares
as name(s) appear(s) on certificate(s))	Number(s)*	by Certificate(s)*	Tendered**

* Need not be completed if shares are tendered by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.

Complete only if you are submitting more than one certificate:

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 14.

1st:    2nd:    3rd:    4th:    5th:

☐  Lost Certificates.

Check here if any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed, or mutilated. If so, you must complete an affidavit of loss and return it with your Letter of Transmittal. You may be required to post a bond to secure against the risk that the certificates may be recirculated. Please call the Depositary (as defined below) at (800) 270-3449 to obtain an affidavit of loss, for further instructions, and for a determination as to whether you will need to post a bond. See Instruction 12.

This Letter of Transmittal is to be used either if certificates for shares (as defined below) are to be forwarded herewith or, unless an agent’s message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the book-entry transfer facility (as defined in Section 3 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. If you wish to tender shares in the Tender Offer and your certificates for shares are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase), you can still tender your shares if you comply with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Your attention is directed in particular to the following:

1. If you want to retain your shares, you do not need to take any action.

2. If you want to participate in the Tender Offer (as defined below) and wish to maximize the chance that your shares will be purchased in the Tender Offer, you should check the box marked “Shares Tendered at Price Determined in the Tender Offer” below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the purchase price determined in the Tender Offer, your shares will be deemed to be tendered at the minimum price of $5.80 per share. You should understand that this election may lower the purchase price paid for all shares in the Tender Offer and could result in the tendered shares being purchased at the minimum price of $5.80 per share.

3. If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned “Shares Tendered at Price Determined by Stockholder” below and complete the other portions of this Letter of Transmittal as appropriate. You should be aware that this election could mean that none of your shares will be purchased if the price you selected is higher than the purchase price that Tier Technologies, Inc. (the “Company”) eventually determines after the Expiration Time.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:	Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer, check box:  ☐

Name of Tendering Institution:

Account Number:	Transaction Code Number:

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined in the Tender Offer,” the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by the Company for the shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same shares cannot be tendered at more than one price, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐ $5.80	☐ $6.00	☐ $6.20
☐ $5.90	☐ $6.10

OR

(2) SHARES TENDERED AT PRICE DETERMINED IN THE TENDER OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered at Price Determined by Stockholder,” the undersigned hereby tenders shares at the purchase price determined in the Tender Offer.

☐	The undersigned wants to maximize the chance of having his, her, or its shares purchased in the Tender Offer (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares at, and is willing to accept, the purchase price determined in the Tender Offer. For purposes of determining the purchase price, those shares that are tendered by the undersigned agreeing to accept the purchase price determined in the Tender Offer will be deemed to be tendered at the minimum price. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE PAID FOR ALL SHARES IN THE TENDER OFFER AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $5.80 PER SHARE.

CHECK ONLY ONE BOX ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

CONDITIONAL TENDER
(See Instruction 13)

A tendering stockholder may condition his, her, or its tender of shares upon the Company purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of shares you indicate below is purchased by the Company pursuant to the terms of the Tender Offer, none of the shares tendered by you will be purchased. It is the tendering stockholder’s responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his, her, or its own tax and investment advisors before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

☐	The minimum number of shares that must be purchased from the undersigned, if any are purchased from the undersigned, is: shares.

If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his, her, or its shares and checked this box:

☐	The tendered shares represent all shares owned beneficially or of record by the undersigned.

Ladies and Gentlemen:

The undersigned hereby tenders to Tier Technologies, Inc. (the “Company”) the above-described shares of common stock, par value $0.01 per share, of the Company (the “shares”), at the price per share indicated in this Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in the Company’s Offer to Purchase dated December 17, 2010 (the “Offer to Purchase”), and this Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constitute the “Tender Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of, and payment for, the shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Tender Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Company, all right, title, and interest in and to all the shares that are being tendered hereby and irrevocably constitutes and appoints Mellon Investor Services LLC (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such shares, to (i) deliver certificates for such shares or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (ii) present such shares for cancellation and transfer on the Company’s books, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and subject to the conditions of the Tender Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the shares tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good title thereto, free and clear of all security interests, liens, restrictions, claims, and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment, and transfer of the shares tendered hereby, all in accordance with the terms of the Tender Offer. The undersigned acknowledges that the undersigned may not tender restricted stock, restricted stock units, or the shares represented by such units unless such restrictions have lapsed.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators, and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that it is a violation of Rule 14e-4 promulgated under the Exchange Act for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person’s own account unless at the time of tender and at the Expiration Time such person has a “net long position” in (1) a number of shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tendering to the Company within the period specified in the Tender Offer or (2) other securities immediately convertible into, exercisable for, or exchangeable into a number of shares (“Equivalent Securities”) that is equal to or greater than the number of shares tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange, or exercise of such Equivalent Securities to the extent required by the terms of the Tender Offer, and will deliver or cause to be delivered such shares so acquired for the purpose of tender to the Company within the period specified in the Tender Offer. The undersigned understands that Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. The undersigned understands that this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Tender Offer, as well as the tendering stockholder’s representation and warranty to the Company that (1) the undersigned has a “net long position” in a number of shares or Equivalent Securities at least equal to the shares being tendered within the meaning of Rule 14e-4, and (2) such tender of shares complies with Rule 14e-4.

The undersigned understands that the Company’s acceptance for payment of shares tendered pursuant to the Tender Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Tender Offer.

The undersigned understands that the Company will, upon the terms and subject to the conditions of the Tender Offer, determine a single per share purchase price, not greater than $6.20 nor less than $5.80 per share, net to the seller in cash, less any applicable withholding taxes and without interest, that it will pay for shares properly tendered and not properly withdrawn in the Tender Offer, taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest purchase price (in multiples of $0.10) within the price range specified above that will allow it to purchase $10,000,000 in value of shares, or a lower amount depending on the number of shares properly tendered and not properly withdrawn. If, based on the purchase price the Company determines, shares having an aggregate value of less than $10,000,000 are properly tendered and not properly withdrawn, the Company will buy all the shares that are properly tendered and not properly withdrawn. The undersigned understands that if the Tender Offer is completed, all shares properly tendered at prices at or below the purchase price the Company determines and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Tender Offer, including its proration provisions and conditional tender provisions, and that the Company will return all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn and shares not purchased because of proration and conditional tender provisions, at the Company’s expense promptly after the Expiration Time.

In participating in the Tender Offer, the undersigned acknowledges that: (1) the Tender Offer is established voluntarily by the Company, it is discretionary in nature, and it may be extended, modified, suspended, or terminated by the Company as provided in the Tender Offer; (2) the undersigned is voluntarily participating in the Tender Offer; (3) the future value of the Company’s common stock is unknown and cannot be predicted with certainty; (4) the undersigned has received the Offer to Purchase; and (5) regardless of any action that the Company takes with respect to any or all income/capital gains tax, social security or insurance, transfer tax, or other tax-related items (“Tax Items”) related to the Tender Offer and the disposition of shares, the undersigned acknowledges that the ultimate liability for all Tax Items is and remains his, her, or its sole responsibility. In that regard, the undersigned authorizes the Company to deduct and withhold from any payment pursuant to the Tender Offer all applicable Tax Items legally payable by the undersigned as required by any federal, state, local, or foreign law.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7, and 8)

To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.

Issue:	☐ Check ☐ Certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification Number)
(See Instruction 10 and Substitute Form W-9
Included Herewith)

Check and complete if applicable:

☐	Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7, and 8)

To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail:	☐ Check ☐ Certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification Number)
(See Instruction 10 and Substitute Form W-9
Included Herewith)

SIGN HERE
(Also Complete Substitute Form W-9 Included Herewith or the Appropriate IRS Form)

X

X
(Signature(s) of Stockholder(s))

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Authorized Signature(s):

Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification Number:

(Complete Accompanying Substitute Form W-9 or the Appropriate IRS Form)

GUARANTEE OF SIGNATURE(S)

(If Required — See Instructions 1 and 6)

Authorized Signature:

Name(s):
(Please Print)

Name of Firm:

Title:

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated:

TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
(See Instruction 10)

PAYOR’S NAME: MELLON INVESTOR SERVICES LLC
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 — TAXPAYER IDENTIFICATION NUMBER (“TIN”). Enter your TIN in the appropriate space. For individuals, this is your Social Security Number (“SSN”). For a sole proprietor, a resident alien, a disregarded entity, or if your account is in more than one name, see enclosed W-9 Guidelines. For other entities, it is your Employer Identification Number (“EIN”). If you do not have a number, write “Applied For” in the space for the TIN and see how to get a TIN by consulting the enclosed W-9 Guidelines. Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.	TIN: Social Security Number OR Employer Identification Number

Part 2 — Exempt Payee. ☐ (Check the box in Part 2 if you are an exempt payee.)

CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. citizen or other U.S. person (as defined in the enclosed W-9 Guidelines).
Certification Instructions — You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return and you have not received another notification from the IRS that you are no longer subject to backup withholding. The IRS does not require your consent to any provision of this Substitute Form W-9 other than the certifications required to avoid backup withholding.

Please Sign Here	Signature of U.S. Person Date
Name (as shown on your income tax return)
Business name (if different from above)
Address
	City	State Zip
Check the appropriate box:
	☐ Individual/Sole Proprietor	☐ Corporation
	☐ Partnership	☐ Other
☐ Limited Liability Company. Enter the tax classification (D = disregarded entity,
C = corporation, P = partnership):

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”
IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, the payor may withhold a percentage (currently 31% for payments made after December 31, 2010, subject to change upon action by Congress) of all reportable payments paid to my account until I provide a number. I understand that if I do not provide a taxpayer identification number to the payor within 60 days of the payor’s receipt of this form, such retained amounts will be remitted to the Internal Revenue Service as backup withholding and the specified rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:

Date:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Tender Offer

1.	Guarantee of Signatures.

No signature guarantee is required on this Letter of Transmittal if either (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility’s system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) such shares are tendered for the account of a firm that is a participant in any of the following: (1) the Securities Transfer Agents Medallion Program; (2) the New York Stock Exchange, Inc. Medallion Signature Program; or (3) the Stock Exchange Medallion Program (each, an “eligible institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

2.	Requirements of Tender.

This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder validly to tender shares pursuant to the Tender Offer, either (i) a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) and either certificates for tendered shares must be received by the Depositary at one of such addresses or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Time, or (ii) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Stockholders who wish to tender shares in the Tender Offer and whose certificates for shares are not immediately available or for whom the procedures for book-entry transfer cannot be completed on a timely basis or for whom time will not permit all required documents to reach the Depositary prior to the Expiration Time can still tender their shares if they comply with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (i) tender must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided must be received by the Depositary prior to the Expiration Time, and (iii) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with all required documents and a Letter of Transmittal, which has been properly completed and duly executed and includes all signature guarantees required thereon, or, in the case of a book-entry transfer, all other required documents and either a Letter of Transmittal, which has been properly completed and duly executed and includes all signature guarantees required thereon, or an agent’s message, must be received by the Depositary, in each case within the period of three business days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, stating that the book-entry transfer facility has received an express acknowledgment from the participant tendering shares through the book-entry transfer facility that the participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce that agreement against that participant.

THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional, or contingent tenders will be accepted. No fractional shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares.

3.	Inadequate Space.

If the space provided in the box entitled “Description of Shares Tendered” in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares of common stock should be listed on a separate signed schedule attached hereto.

4.	Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).

If fewer than all the shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.” In that case, if any tendered shares are purchased, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.	Indication of Price at Which Shares are Being Tendered.

For shares to be properly tendered, the stockholder MUST either (1) check a box indicating the price per share at which such stockholder is tendering shares under the section captioned “Shares Tendered at Price Determined by Stockholder” or (2) check the box in the section captioned “Shares Tendered at Price Determined in the Tender Offer” in order to maximize the chance of having the Company purchase all of the shares tendered (subject to the possibility of proration). For purposes of determining the purchase price, those shares that are tendered by stockholders agreeing to accept the purchase price determined in the Tender Offer will be deemed to be tendered at the minimum price of $5.80 per share. Selecting option (1) could result in none of the stockholder’s tendered shares being purchased if the purchase price for the shares turns out to be less than the price selected by the stockholder. Selecting option (2) may lower the purchase price paid for all shares in the Tender Offer and could result in the stockholder receiving the minimum price of $5.80 per share. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A STOCKHOLDER WISHING TO TENDER PORTIONS OF SUCH STOCKHOLDER’S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH STOCKHOLDER WISHES TO TENDER EACH SUCH PORTION OF SHARES. THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE, UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE.

6.	Signatures on Letter of Transmittal, Stock Powers, and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s).

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1.

7.	Stock Transfer Taxes.

The Company will pay any stock transfer taxes with respect to the transfer and sale of shares to the Company pursuant to the Tender Offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8.	Special Payment and Special Delivery Instructions.

If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

9.	Irregularities.

All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility (including time of receipt), and acceptance for payment of any tender of shares will be determined by the Company, in its sole discretion, and each such decision will be final and binding on all parties, subject to a stockholder’s right to challenge the Company’s determination in a court of competent jurisdiction. The Company reserves the absolute right prior to the Expiration Time to reject any or all tenders it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right subject to applicable law to waive any conditions of the Tender Offer with respect to all stockholders or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder whether or not the Company waives similar defects or irregularities in the case of other stockholders. No tender of shares will be deemed to have been validly made until all defects or irregularities relating thereto have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent, or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company’s reasonable interpretation of the terms of and conditions to the Tender Offer, including the Letter of Transmittal and the instructions thereto, will be final and binding on all parties, subject to a stockholder’s right to challenge the Company’s determination in a court of competent jurisdiction. By tendering shares to the Company, the stockholder agrees to accept all decisions the Company makes concerning these matters and waives any right the stockholder might otherwise have to challenge those decisions.

10.	Backup Withholding; Substitute Form W-9.

Under U.S. federal income tax law, a U.S. Holder (as defined in the Offer to Purchase) whose tendered shares are accepted for purchase may be subject to backup withholding (currently at a 31% rate for payments made after December 31, 2010, subject to change upon action by Congress) on payments that may be made by the Company pursuant to the Tender Offer. To prevent backup withholding, each U.S. Holder of tendered shares must provide to the Depositary such U.S. Holder’s correct taxpayer identification number (“TIN”) by completing the Substitute Form W-9 above, certifying that the stockholder is a U.S. citizen or other U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that the stockholder is awaiting a TIN), and that (i) the U.S. Holder is exempt from backup withholding, (ii) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that the U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS has notified the U.S. Holder that the U.S. Holder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, the tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS. In addition, the U.S. Holder may be subject to backup withholding on all reportable payments made pursuant to the Tender Offer.

If the stockholder is an individual, the TIN is his or her social security number. If the stockholder is a nonresident alien or a foreign entity not subject to backup withholding, the stockholder must provide to the Depositary the appropriate completed Form W-8 rather than a Substitute Form W-9. These forms may be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. If the shares are in more than one name or are not in the name of the actual owner, the tendering stockholder should consult the W-9 Guidelines for information regarding which TIN to report.

If the U.S. Holder whose shares are tendered does not have a TIN or does not know its TIN, the U.S. Holder should write “Applied For” in lieu of its TIN in Part 1 of the Substitute Form W-9, sign and date the form, and provide it to the Depositary. In addition, such U.S. Holder also must sign and date the Certificate of Awaiting Taxpayer Identification Number. A U.S. Holder that does not have a TIN should consult the W-9 Guidelines for instructions on applying for a TIN. Note: Writing “Applied For” in Part 1 of the Substitute Form W-9 means that the U.S. Holder has already applied for a TIN or that the U.S. Holder intends to apply for one in the near future. If a U.S. Holder writes “Applied For” in Part 1, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such U.S. Holder unless the U.S. Holder provides the Depositary with a TIN prior to payment.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

11.	Requests for Assistance or Additional Copies.

Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address or telephone number set forth on the back cover of this Letter of Transmittal.

12.	Lost, Destroyed, or Stolen Certificates.

If your certificate(s) for part or all of your shares has been lost, stolen, destroyed, or mutilated, you should contact the Depositary at (800) 270-3449 (toll free) for instructions as to obtaining an affidavit of loss. The affidavit of loss must be submitted together with this Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. You may be asked to post a bond to secure against the risk that the certificate(s) may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed, or mutilated certificates have been followed. You are therefore urged to contact the Depositary immediately in order to receive further instructions, to permit timely processing of this documentation, and for a determination as to whether you will need to post a bond.

13.	Conditional Tenders.

As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased.

If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased from you if any are to be purchased from you.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares of common stock and checked the box so indicating.

All tendered shares of common stock will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of shares of common stock pursuant to the Tender Offer in such a manner that the purchase will be treated as a sale of such shares of common stock by the stockholder, rather than the payment of a dividend to the stockholder, for U.S. federal income tax purposes. It is the tendering stockholder’s responsibility to calculate the minimum number of shares of common stock that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his, her, or its own tax and investment advisor. See Section 14 of the Offer to Purchase.

14.	Order of Purchase in Event of Proration.

As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 14 of the Offer to Purchase.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

Give the SOCIAL
SECURITY number
For this type of account:		of:
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(l)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

Give the EMPLOYER
IDENTIFICATION number
For this type of account:		of:
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name and you may also enter your business or “doing business as” name on the second name line. You may use either your Social Security number or employer identification number (if you have one), but the IRS encourages you to use your Social Security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note:  If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card (for individuals), or Form SS-4, Application for Employer Identification Number (for business and all other entities) and apply for a number. These forms are available at the local office of the Social Security Administration or the Internal Revenue Service, on the internet at http://www.irs.gov, or by calling 1 (800) TAX-FORM.

Definition of a U.S. Person

For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Treasury Regulations section 301.7701-7).

Payees Exempt from Backup Withholding

The following payees are exempt from backup withholding:

•	An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), any individual retirement account, or a custodial account under Section 403(b)(7) of the Code if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization, or any agency or instrumentality thereof.

Payees that MAY BE EXEMPT from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

Payments of dividends and patronage dividends generally exempt from backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an employee stock ownership plan.

Payments of interest generally exempt from backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct taxpayer identification number to the payor.

•	Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451 of the Code.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest.

Other types of payments that generally are exempt from backup withholding include the following:

•	Wages.

•	Distributions from a pension, annuity, profit-sharing or stock bonus plan, any individual retirement account where the payor is also the trustee or custodian, an owner-employee plan, or other deferred compensation plan.

•	Distribution from qualified tuition programs or Coverdell ESAs.

•	Certain surrenders of life insurance contracts.

•	Gambling winnings if withholding is required under Section 3402(q) of the Code. However, if withholding is not required under Section 3402(q) of the Code, backup withholding applies if you fail to furnish a TIN.

•	Real estate transactions reportable under Section 6045(e) of the Code.

•	Cancelled debts reportable under Section 6050P of the Code.

•	Distributions from a medical or health savings account and long-term care benefits.

•	Fish purchases for cash reportable under Section 6050R of the Code.

•	Certain payment card transactions by a qualified payment card agent.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, CHECK THE EXEMPT PAYEE BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYOR THE APPROPRIATE COMPLETED IRS FORM W-8.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice.  Section 6109 of the Code requires you to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report, among other things, interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file tax returns. Payors must generally withhold a percentage (currently 31% for payments made after December 31, 2010, subject to change upon action by Congress) of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties.  (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. (2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500. (3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. (4) Misuse of Taxpayer Identification Numbers. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

This Letter of Transmittal, certificates for shares, and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder’s bank, broker, dealer, trust company, or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Tender Offer is:

Mellon Investor Services LLC

By Mail:	By Hand or Overnight Courier:
Mellon Investor Services LLC P.O. Box 3301 South Hackensack New Jersey 07606 Attn: Reorganization Dept	Mellon Investor Services LLC Newport Office Center VII 480 Washington Boulevard Mail Drop—Reorg Attn: Reorganization Dept., 27th Floor Jersey City, NJ 07310

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, and the Notice of Guaranteed Delivery may be obtained from Phoenix Advisory Partners, the Information Agent. You may also contact Barrington Research Associates, Inc., the Dealer Manager, or your bank, broker, dealer, trust company, or other nominee for assistance concerning the Tender Offer.

The Information Agent for the Tender Offer is:

110 Wall Street — 27th Floor
New York, NY 10005
Call toll free: (800) 576-4314
Banks and brokers please call collect: (212) 493-3910
E-mail: info@phoenixadvisorypartners.com

The Dealer Manager for the Tender Offer is:

Barrington Research Associates, Inc.

161 N. Clark St., Suite 2950
Chicago, IL 60601
(800) 416-7479 (toll free)
(312) 634-6000 (collect)